      Travelers
      Corporate
      Loan Fund Inc.

      Semi-Annual Report March 31, 2002            Ticker Symbol: TLI

                                   [GRAPHIC]

Travelers
Corporate
Loan Fund Inc.

[PHOTO]

HEATH B. MCLENDON
Chairman

[PHOTO]

GLENN N. MARCHAK
Vice President and Investment Officer


Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Travelers Corporate Loan Fund Inc. ("Fund") for the six months ended March 31, 2002. In this report, a summary of the Fund's performance can be found in the appropriate sections that follow. In addition, we have summarized a review of economic conditions and our outlook going forward. We hope you find this report useful and informative.

Performance Update
During the reporting period, the Fund distributed income dividends totaling $0.41 per share to common shareholders. The table below shows the annualized distribution rate and six-month total return based on the Fund's March 31, 2002 net asset value per share ("NAV") and the New York Stock Exchange ("NYSE") closing price./1 /

                                  Annualized         Six-Month
              Price Per Share Distribution Rate/2/ Total Return/2/
              --------------- -------------------  --------------
               $14.10 (NAV)          5.62%             2.87%
               $13.06 (NYSE)         6.06%             5.16%

---------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by the supply of and demand for the Fund's shares.
2 Total returns are based on changes in NAV and the market value, respectively.
  Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.066 for twelve months. This rate is as of April 30, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your fund investment. Past performance is not indicative of future results.

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Travelers Corporate Loan Fund Inc.
                                                                             1

The Fund's investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund seeks to achieve this objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate senior secured corporate loans.

On April 12, 2002 (after the end of the Fund's reporting period), the Fund declared a regular monthly dividend for April of $0.066 per share. This is the fifth consecutive month that we have held the dividend rate steady at $0.066 per share. Our dividend strategy has been to attempt to adjust the dividend to changes in cash flow generated by the loans held in the portfolio. Throughout 2001, we continued to reduce the Fund's dividend in response to reductions in the Fund's cash flow resulting largely from the series of 11 consecutive easings of short-term interest rates by the U.S. Federal Reserve Board ("Fed"). The Fed last cut interest rates at its December 11, 2001 Federal Open Market Committee ("FOMC") meeting. Since that time, the Fed has held rates steady at 1.75% at its three subsequent FOMC meetings. As economic conditions appear to have stabilized and shown signs of turning up, the odds are now weighted in favor of the Fed increasing short-term interest rates at some point in 2002.

Unlike fixed-rate investments, interest rates of corporate loans will periodically adjust in response to changes in short-term interest rates. These rate adjustments have provided investors with higher income during periods of rising interest rates and lower income during periods of declining interest rates.

Since our last report, we have completed the first part of our plan to diversify our funding sources. We historically had funded the leverage for the Fund with a revolving credit facility provided by a group of banks. In recent years, the cost of this form of leverage has generally increased at the same time that opportunities for entering into these facilities have decreased within the banking community. As a result, in the second half of 2001, we embarked on a plan to diversify our funding sources.

On January 18, 2002, the shareholders of the Fund approved a change to the Fund's investment restriction regarding the issuance of senior securities. Soon thereafter, the Fund issued $85,000,000 of Auction Rate Cumulative Preferred Shares ("Preferred Shares"). The Fund closed the Preferred Shares transaction on March 14, 2002 and received the proceeds of the issuance on the same day. The revolving credit facility we had previously used to leverage the Fund was terminated and replaced by the Preferred Shares. The second part of our plan is to enter into a smaller revolving credit facility. We have entered into negotiations with a bank to obtain a $25,000,000 revolving credit facility.

The combined use of a revolving credit facility and Preferred Shares will allow us to diversify our funding sources, and should reduce our funding risk.

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                                        2002 Semi-Annual Report to Shareholders
2

Through a combination of the potential for lower funding rates and the ability to marginally increase leverage in the Fund, we hope to improve cash flow in the Fund, all other things being equal.

Portfolio Review

Consistent with our original investment mandate, the portfolio is made up entirely of floating or variable rate corporate loans. As of March 31, 2002, the Fund had total net assets of approximately $223 million that had an average equivalent rating of "Ba3" and was invested in 30 industry sectors with the largest industry concentration of 10.0% in the media/non-cable industry. We had interests in loans made to 87 issuers.

Since our last report, the NAV of the Fund has remained relatively stable after adjusting for the fees and expenses incurred to put the Preferred Shares issue in place. At the time of our last report dated February 1, 2002, our Fund's NAV had recovered to $14.26 from the lows reached after the September 11th attacks on the World Trade Center and Pentagon ("Attack"). The fees and expenses to implement the Preferred Shares issue totaled approximately $0.12 per share. As of May 3, 2002 (after the end of the Fund's reporting period), the Fund's NAV stood at $14.18 per share, a $0.04 per share increase since our last report, net of Preferred Shares fees and expenses.

One key aspect of the Fund's management policy is that its NAV is calculated on a "mark-to-market" basis using current market prices for each loan in the Fund as determined weekly by a third party pricing service.

As noted earlier, the regular monthly dividend was held steady at $0.066 on April 12, 2002. The Fed has held short-term interest rates steady at 1.75% since December 11, 2001, and at the March 19, 2002 FOMC meeting changed the bias from "weakness" to "neutral." We believe that the odds are in favor of the Fed moving into a period of increasing short-term interest rates that will begin sometime in the second half of 2002. We also believe that inflation will remain benign throughout 2002 and, as a result, the Fed will likely make a decision to increase rates only when economic data confirms the sustainability of an economic expansion. In that environment, we anticipate that the Fund's dividend could be favorably affected, all things being equal, as the Fund's real rate of return could improve should short-term interest rates rise.

Subsequent to the Attack, the share price of the Fund quickly fell to a closing low of $12.51 per share and a 52-week intra-day low of $12.45 per share. The share price then showed a high level of volatility for several weeks and then settled into less volatile trading ranges. From early November 2001 through the end of 2001, the Fund traded in a range of approximately $12.60 to $12.75.

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Travelers Corporate Loan Fund Inc.
                                                                             3

Since the beginning of 2002, the Fund's share price increased steadily through mid-March, trading as high as $13.22. Since mid-March, the share price has softened and as of May 3, the share price closed at $12.92.

The Fund continues to trade at a wide discount relative to historical levels. The average discount has changed significantly since the Attack. Measured before the Attack, from January 1, 2001 to September 10, 2001, the Fund traded at an average discount to NAV of 3.85%. After the Attack, from September 17, 2001 to May 3, 2002, the Fund has traded at an 8.79% average discount to its NAV. As of May 3 (after the end of the Fund's reporting period), the Fund traded at an 8.89% discount to NAV, in line with the post-Attack average discount. We attribute the higher level of discount after the Attack to the higher level of risk premium required by investors across financial asset classes to compensate for the perceived level of risk in the economy and financial markets.

For a period of time since our last report, the level of assets in the Fund had dropped to lower levels than we would like. However, more recently we have been able to increase the Fund's assets to more acceptable levels. We expect to be able to continue to maintain a sufficient level of assets during this period until new issuance returns to more normalized levels.

Corporate Loan Market Outlook

We are pleased to report that we feel we are seeing the light at the end of the tunnel in the corporate loan market after a long period of darkness. The economy has bottomed and has begun to turn up, secondary loan prices are up, defaults have stabilized and are turning down and the structures of corporate loans being offered in the market remain strong by historical standards. Although we remain in a period of higher risk, we believe the tide has turned.

The economic picture has brightened considerably since our last report. We have seen positive Gross Domestic Product ("GDP") growth for two quarters in a row. Growth in the first quarter of 2002 exceeded even the most optimistic estimates. While we expect that growth will slow to a more sustainable level, we expect the odds are in favor of continuing growth throughout the year. Defaults in the corporate loan market turned down in March from recent peaks and remained steady in April, according to the S&P/LSTA (Loan Syndications and Trading Association) leveraged Loan Index. Prospects are good for a continuing reduction in the default rate. Secondary market prices remain strong and less volatile than experienced in the fourth quarter of 2001.

New issuance in the corporate loan market continues to be weak. The economic picture over the last year has not been conducive to high levels of activity in the loan market. Capital spending, merger and acquisition and leveraged buyout

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                                        2002 Semi-Annual Report to Shareholders
4
activity are the seeds of loan market activity. All of these activities have been down considerably from prior periods and increased activity tends to lag economic recovery. Therefore, as the economy continues to recover, we expect to see these activities increase, but with some lag. We expect that improved loan issuance will follow as businesses and financiers begin to take on increasing levels of risk and the capital markets support their efforts.

As new issuance has been slow, investment managers have found levels of cash growing. As a result, the demand for new issuance has been high. Recently, we have seen the credit spreads for loans tighten and refinancing activity increase as issuers take advantage of lower spreads. We expect that the market will be subject to tighter spreads for the foreseeable future, as it will take time for the excess capacity of cash to work its way through the system. On the positive side, investors have maintained their credit discipline and as a result, credit structures have remained restrictive. We expect credit structures to remain favorable, as portfolio managers should not quickly forget the lessons learned through the latest recession. As the economy recovers in 2002, the credit discipline that has existed should drive stronger overall market dynamics going forward.

Investment Strategy

While economic conditions have improved and default rates have dropped, we must continue to maintain our credit discipline as much as ever. Although the risks have decreased, many companies continue to work their way through the effects of the recession.

Our strategies for managing the portfolio remain the same as those outlined in our earlier shareholder reports: to maintain high credit standards when selecting loans to add to the portfolio; to seek out loans that are priced appropriately for the credit risk of the loan; to continue to improve the Fund's diversification at the margin; to attempt to identify negative industry trends in advance of credit problems; and to monitor all loans to spot weakness and plan appropriate courses of action. Additionally, we seek to identify changing economic and financial market factors that could result in an unacceptably high level of vulnerability for any of the corporate loans held in the portfolio.

While all components of our investment strategy are important, during this improving but still challenging period, we continue to emphasize monitoring and conducting remedial action in the Fund's portfolio. We continually evaluate the Fund's positions in an effort to improve its risk-return profile wherever possible.

The Fund has not suffered any payment defaults since our last shareholder report, and the majority of loans in the portfolio have continued to perform

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Travelers Corporate Loan Fund Inc.
                                                                             5
well. While improving, the level of risk in this economy remains higher than normal during these early stages of recovery and as a result, we need to remain vigilant in identifying weakness as soon as possible. As always, we monitor the portfolio carefully and while we are confident the portfolio should continue to perform well, we must be attentive to maintaining the credit discipline that we have followed in the past.

Though we have room to add new assets, as new issuance has remained low, we will remain cautious in selecting new loans to add to the portfolio. Having said that, the selection of loans that come to market for the foreseeable future should be attractive relative to historical norms, as credit statistics remain favorable.

Our goal in the Fund remains constant: work hard to optimize the Fund's diversification and target select opportunities while operating within the parameters of our high credit standards. While the future is always uncertain, we seek to bring our shareholders the best combination of quality and price in the assets we purchase to achieve what we feel are the best risk-adjusted returns available in the corporate loan asset class.

Economic Outlook

Since our last report, the United States economy has entered a period of recovery. Although not official, the recession appears to be over and, at this point, can be considered one of the mildest on record. After one quarter of GDP decline in the third quarter of 2001, we have seen two consecutive quarters of growth with the first quarter of 2002 showing exceptional growth. There are many positive signs that the economy will continue to grow throughout 2002, although we have recently seen signs of weakness that point to lower levels of growth than we experienced in the first quarter of 2002.

In a recent speech, Alan Greenspan, Chairman of the Fed, pointed out an issue as important as the recovery itself. He said, "Much less attention has been paid to a far more significant event: the impressive ability of the American economy to withstand a severe decline in equity asset values, a sharp retrenchment in capital spending and an unprecedented blow from terrorists to the foundations of our market systems." He summarized, "because of increased access to real-time information and, more arguably, extensive deregulation and innovation in financial and other product markets, economic imbalances are more likely to be readily contained. As a consequence, cyclical episodes overall should be less severe than they otherwise would be." Although more evidence is needed, if this trend is true, the risks to our financial system and the economy could be lower in the future. This may be one of the most important lessons learned from last year's recession.

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                                        2002 Semi-Annual Report to Shareholders
6

The economy grew at a 5.8% rate in the first quarter of 2002 after a 1.7% increase in the fourth quarter of 2001. These two quarters of growth follow a 1.3% decline in the third quarter of 2001, the only quarterly GDP decline during the recession. Growth in the first quarter was the strongest performance by the economy since the second quarter of 2000. A combined increase in consumer spending and a change in inventories resulted in all but 0.2% of GDP growth. Consumer spending increased at a 3.5% annual pace in the first quarter, down from 6.1% in the fourth quarter of 2001. Consumer spending has continued at a healthy pace for some time and was a significant contributor to the mildness of the recession.

The manufacturing sector has been expanding in recent months after a year and a half slump. One of the key ingredients of economic expansion through 2002 will be the rebuilding of inventories by businesses. During the recession, we saw businesses reduce inventories significantly by cutting production and making sales from existing stocks. Businesses increased production during the first quarter to meet demand and while inventories continued to decline, the rate of decline was significantly less than it had been in late 2001. Other factors pointing to continuing economic growth include an increase in factory orders; productivity growth has remained strong; government spending, particularly defense spending, has been strong; homebuilding has continue to surprise on the upside; and the Fed's current rate policy remains stimulative.

After lowering short-term interest rates 11 times last year, the Fed kept short-term interest rates steady at 1.75%, a 40-year low, at its two last meetings on January 30 and March 19. Additionally, on March 19, the Fed changed its bias from "weakness" to "neutral." Steady rates and an improvement in the bias indicate the Fed's recognition of the improvement in the economy and the likely sustainability of growth at some level. We expect that the Fed will hold rates steady again at its upcoming May 7 meeting. However, concerns remain as to the strength of the recovery going forward. Alan Greenspan has pointed out that "we are aware of ... a very strong recovery currently under way as a consequence of the dramatic reduction in the degree of inventory liquidation. But the crucial issue is whether final demand, which has been growing very modestly, continues to grow and indeed accelerates ... before the very strong impetus coming from the swing in inventories dissipates. We're nowhere near a judgment on that and cannot be."

While the economy continues to grow, recent economic data has pointed to a decline in the rate of growth from the level in the first quarter. The unemployment rate in April was 6.0%, the highest in 7 1/2 years, up from 5.7% in March. Consumer confidence, while still high enough to suggest consumers will contribute to economic growth, has turned down. Other economic reports pointing to slower growth show that personal spending has slowed; the

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Travelers Corporate Loan Fund Inc.
                                                                             7
consumer savings rate has been rising; the services sector, while still expanding, has seen a slowing in growth; business profits are weak; construction spending was down more in March than expected; and energy prices are rising.

A question remains as to how strong consumer spending will be going forward as warm winter temperatures, tax rebates and incentives to purchase goods may have accelerated sales rather than created new demand. Further, tensions in the Middle East, war in Afghanistan, questions regarding corporate governance exemplified by the Enron scandal and other macro issues continue to weigh on consumer spending. Ultimately, the consumer will drive business spending to a large degree, as consumer spending comprises two thirds of the economy.

Corporate profits remain weak and businesses have very little pricing power. With little pricing power, it may be difficult for businesses to generate the level of profits necessary to drive renewed capital spending and strong job formation. Capital spending will also be held back by low capacity utilization rates. A steep cutback in capital spending by businesses was the driving force behind last year's recession. The latest weakness in economic data is reflected in the recent drop in stock market valuations and the financial markets' reduced expectations for short-term rate increases by the Fed. The financial markets are currently expecting short-term interest rates to rise by 75 basis points/3/ to 2.50% by year-end versus an expectation of a 150 basis point increase 10 weeks ago.

The risk to the economic picture continues to lie with the consumer. While we expect the Fed to increase short-term interest rates during 2002, we do not expect rates will increase until evidence of sustained economic growth at levels that could threaten price and wage stability is evident. As the Fed has pointed out, we do not yet know if final demand will continue to grow and how much it could accelerate. We do not expect a rate increase would occur until the second half of 2002. Inflation remains benign and there is no evidence that it will accelerate appreciably in the near future, thereby reducing pressure on the Fed to change its interest rate policy. While first quarter GDP was far above expectations, recent economic data have pointed to a slower level of growth for the remainder of the year. Many uncertainties in the economic picture remain, particularly the question of what will drive demand once the inventory-rebuilding story has run its course, as the prospects for consumer and capital spending also remain uncertain. While the financial markets have reduced their expectation for future short-term rate increases by the Fed to levels more in line with current conditions, if consumer spending does not increase from current levels, we believe that short-term interest rate increases in 2002 could be lower than currently anticipated or delayed as pressures on the consumer remain.

---------
3 A basis point is 0.01%, or one one-hundredth of a percent.

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                                        2002 Semi-Annual Report to Shareholders
8

We continue to expect that longer term growth will remain moderate as the elimination of the budget surplus, the end of the "Peace Dividend" and high consumer debt levels coupled with the prospects for a higher consumer savings rate could remain a drag on the economy for some time. In addition, the potential for new terrorist threats and higher energy prices from a disruption in the oil supply from the Middle East remain significant downside risks.

We promise to seek the best risk-adjusted returns available from corporate loans and to work hard to seek to provide you with a stable, long-term investment with competitive rates of return.

Thank you for investing in the Travelers Corporate Loan Fund Inc. We look forward to seeking to achieve our objectives of maximizing current income consistent with prudent efforts to preserve capital.

Sincerely,

/s/ Heath B. McLendon  /s/ Glenn N. Marchak
Heath B. McLendon      Glenn N. Marchak
Chairman               Vice President and
                       Investment Officer
May 3, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that future corporate loans will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 11 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of March 31, 2002 and is subject to change.

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Travelers Corporate Loan Fund Inc.
                                                                             9

  Take Advantage of the Fund's Dividend Reinvestment Plan!

  Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

  As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan") which is a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

  Plan Summary
  If you participate in the Dividend Reinvestment Plan, your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

  The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment for the dividend or distribution), plan participants will be issued new shares of common stock at a price per share equal to the greater of: (a) the NAV per share on the valuation date or
  (b) 95% of the market price per share on the valuation date.

  If the market price is less than the NAV per share as of the determination date, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market. If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently exceeds the NAV per share, before the purchases are completed, the Plan Agent will cease making open-market purchases and have the Fund issue the remaining dividend or distribution in shares at a price per share equal to the greater of either the NAV per share on the valuation date or 95% of the market price at which the Fund issues the remaining shares.

  A more complete description of the current Plan appears in the section of this report beginning on page 26. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

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                                        2002 Semi-Annual Report to Shareholders
10

 Schedule of Investments (unaudited)                   March 31, 2002


   FACE                                            LOAN   STATED
  AMOUNT                  SECURITY                 TYPE  MATURITY    VALUE*
------------------------------------------------------------------------------
SENIOR COLLATERALIZED LOANS -- 82.1%
Aerospace/Defense -- 2.3%
$2,764,819 Decrane Aircraft Holdings, Inc.        Term B  9/30/05 $  2,695,698
 2,450,062 Decrane Aircraft Holdings, Inc.        Term D 12/24/06    2,388,811
------------------------------------------------------------------------------
                                                                     5,084,509
------------------------------------------------------------------------------
Automotive -- 6.0%
 1,333,333 Collins & Aikman Corp.                 Term B  6/30/05    1,340,556
 2,969,697 Dura Automotive Systems, Inc.          Term B  3/31/06    2,972,016
 1,945,118 J.L. French Automotive Casting, Inc.   Term B 10/21/06    1,682,527
 1,367,783 Mark IV Industries, Inc.               Term B  9/11/08    1,366,074
 1,854,256 Metaldyne Co. LLC                      Term B 11/28/08    1,765,406
 4,633,074 Stoneridge, Inc.                       Term B 12/31/05    4,370,532
------------------------------------------------------------------------------
                                                                    13,497,111
------------------------------------------------------------------------------
Building Materials -- 3.3%
 1,690,891 Hanley-Wood, Inc.                      Term B  9/21/07    1,661,301
 1,297,490 Onex ABCO LP                           Term B 11/15/05    1,187,203
 2,592,527 Panolam Industries International, Inc. Term B  1/31/07    2,391,606
 2,570,966 Trussway Holdings Inc.                 Term B 12/31/06    2,159,611
------------------------------------------------------------------------------
                                                                     7,399,721
------------------------------------------------------------------------------
Chemicals -- 6.8%
 2,932,500 Georgia Gulf Corp.                     Term B 11/10/06    2,948,385
 1,392,967 Huntsman International LLC             Term B  6/30/07    1,379,399
 1,392,967 Huntsman International LLC             Term C  6/30/08    1,379,399
 7,813,412 Lyondell Petrochemical Co.             Term E  5/17/06    7,917,838
 1,691,500 Noveon, Inc.                           Term B  9/30/08    1,695,023
------------------------------------------------------------------------------
                                                                    15,320,044
------------------------------------------------------------------------------
Conglomerates -- 2.2%
 1,481,250 Gentek, Inc.                           Term C 10/31/07    1,087,485
 3,910,000 SPX Corp.                              Term B 12/31/06    3,910,000
------------------------------------------------------------------------------
                                                                     4,997,485
------------------------------------------------------------------------------
Consumer Products -- 2.8%
   759,513 American Safety Razor Co.              Term B  4/30/07      713,942
   997,500 Armkel, LLC                            Term B  3/28/09    1,008,473
 1,799,619 Holmes Products Corp.                  Term B   2/5/07    1,520,678
 1,000,000 Meow Mix Inc.                          Term B   2/4/08    1,005,000
   995,000 Shop Vac Corp.                         Term     7/7/07      990,025
   997,500 Tesoro Petroleum Corp.                 Term B 10/18/07      999,683
------------------------------------------------------------------------------
                                                                     6,237,801
------------------------------------------------------------------------------
Electric -- 1.6%
 3,646,667 Western Resources, Inc.                Term    3/17/03    3,629,002
------------------------------------------------------------------------------

                      See Notes to Financial Statements.

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Travelers Corporate Loan Fund Inc.
                                                                             11

 Schedule of Investments (unaudited) (continued)       March 31, 2002


   FACE                                           LOAN    STATED
  AMOUNT                 SECURITY                 TYPE   MATURITY    VALUE*
------------------------------------------------------------------------------
Entertainment -- 2.2%
$3,491,250 Six Flags Theme Parks Inc.           Term B    9/30/05 $  3,521,798
    80,000 Washington Football Group, Inc.      Term A   10/29/04       80,000
 1,300,000 Washington Football Inc.             Term C   10/29/04    1,303,250
------------------------------------------------------------------------------
                                                                     4,905,048
------------------------------------------------------------------------------
Environmental -- 2.5%
 1,474,431 Allied Waste North America, Inc.     Term B    7/21/06    1,470,583
 1,769,317 Allied Waste North America, Inc.     Term C    7/21/07    1,764,700
 2,438,000 Casella Waste System, Inc.           Term B   12/14/06    2,443,486
------------------------------------------------------------------------------
                                                                     5,678,769
------------------------------------------------------------------------------
Food -- 3.6%
   785,356 Buffets, Inc.                        Term B     3/5/06      786,992
 3,196,000 Dean Foods Co.                       Term B    7/31/08    3,224,249
   995,000 Flowers Food Inc.                    Term B    3/26/07    1,002,836
 1,175,158 Michael Foods Inc.                   Term B    3/22/08    1,185,991
 1,283,825 NSC Operating Co.                    Term B    5/27/07    1,284,894
   500,000 NSC Operating Co.                    2nd Lien  5/25/09      497,657
------------------------------------------------------------------------------
                                                                     7,982,619
------------------------------------------------------------------------------
Gaming -- 2.7%
 2,200,000 Alliance Gaming Corp.                Term B   12/15/06    2,222,000
   636,702 Ameristar Casinos, Inc.              Term B   12/26/06      643,865
   545,744 Ameristar Casinos, Inc.              Term C   12/26/07      551,884
   798,843 Isle of Capri Casinos, Inc.          Term B     3/2/06      801,482
   693,846 Isle of Capri Casinos, Inc.          Term C     3/2/07      696,139
 1,141,077 Scientific Games Corp.               Term B    9/30/07    1,146,306
------------------------------------------------------------------------------
                                                                     6,061,676
------------------------------------------------------------------------------
Healthcare -- 1.2%
 1,237,500 Caremark Rx Inc.                     Term B    3/15/06    1,244,075
 1,500,000 Kessler Rehabilitation Corp.         Term B    7/30/08    1,496,250
------------------------------------------------------------------------------
                                                                     2,740,325
------------------------------------------------------------------------------
Home Construction -- 0.9%
 1,965,000 Lennar Corp.                         Term B     5/2/07    1,975,071
------------------------------------------------------------------------------
Independent Energy -- 1.4%
 3,180,077 Heating Oil Partners LP              Term      9/30/03    3,180,077
------------------------------------------------------------------------------
Industrial - Other -- 4.8%
 2,426,508 Flowserve Corp.                      Term B    6/30/08    2,436,175
 1,830,577 General Cable Corp.                  Term B    5/27/07    1,765,592
 1,000,000 Graphic Packaging Corp.              Term B    2/25/09    1,011,250
 1,462,500 Mueller Group, Inc.                  Term B    8/16/06    1,463,872
 1,462,500 Mueller Group, Inc.                  Term C    8/16/07    1,463,872

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
                                        2002 Semi-Annual Report to Shareholders
12

 Schedule of Investments (unaudited) (continued)       March 31, 2002


   FACE                                           LOAN     STATED
  AMOUNT                SECURITY                  TYPE    MATURITY   VALUE*
------------------------------------------------------------------------------
Industrial - Other -- 4.8% (continued)
$  982,500 Mueller Group, Inc.                 Term D      8/16/07 $   987,003
 2,335,448 Western Industries Ltd.             Term B      6/23/06   1,576,427
-----------------------------------------------------------------------------
                                                                    10,704,191
-----------------------------------------------------------------------------
Insurance -- 0.6%
 1,256,250 Oxford Health Plans, Inc.           Term B      6/30/06   1,262,139
-----------------------------------------------------------------------------
Lodging -- 0.7%
 1,500,000 Starwood Hotels & Resorts
            Worldwide, Inc.                    IRN         2/23/03   1,504,688
-----------------------------------------------------------------------------
Media/Cable -- 7.8%
 2,500,000 Century Cable Holdings              Term B      9/28/09   2,435,477
 9,000,000 Charter Communications Operating
            LLC                                Term B      3/18/08   8,739,749
 1,731,233 Classic Cable, Inc.                 Term B      1/31/08   1,389,314
   865,616 Classic Cable, Inc.                 Term C      1/31/08     694,657
 2,000,000 Insight Midwest LLC                 Term B     12/31/09   2,013,542
 1,000,000 Regal Cinemas, Inc.                 Term B      1/29/08   1,010,625
 1,200,000 Videotron Ltee                      Term B      12/1/09   1,203,000
-----------------------------------------------------------------------------
                                                                    17,486,364
-----------------------------------------------------------------------------
Media/Non-Cable -- 10.0%
 4,187,007 21st Century Newspapers             Term B      9/15/05   3,999,902
 1,782,857 Advanstar Communications Inc.       Term B     10/12/08   1,746,086
 4,421,522 American Media Operation Inc.       Term B       4/1/07   4,450,814
 1,827,970 Canwest Media Inc.                  Term B      5/15/08   1,846,903
 1,142,030 Canwest Media Inc.                  Term C      5/15/09   1,153,858
   500,000 Cumulus Media Inc.                  Term B      3/22/10     505,521
   940,532 Emmis Communications Corp.          Term B      2/28/07     947,105
 3,000,000 PanAmSat Corp.                      Term B      2/25/09   2,995,626
 1,500,000 Susquehanna Media Co.               Term B      6/30/08   1,505,625
 1,671,578 Trader.com N.V.                     Term B      12/6/06   1,663,220
 1,207,888 Trader.com N.V.                     Term C      12/6/07   1,201,848
   440,147 Young Broadcasting, Inc.            Term B     12/31/06     442,952
-----------------------------------------------------------------------------
                                                                    22,459,460
-----------------------------------------------------------------------------
Metals -- 0.5%
 1,000,000 Compass Minerals Group, Inc.        Term B     11/28/09   1,013,125
-----------------------------------------------------------------------------
Other - Energy -- 0.3%
   675,000 Westmoreland Mining LLC             Term        6/30/02     675,000
-----------------------------------------------------------------------------
Other - Financial Institutions -- 1.5%
   608,638 Bridge Information Systems, Inc.    Multi-Draw  5/29/03     261,714
 1,128,773 Bridge Information Systems, Inc.    Term B      5/29/05     485,372
 2,932,500 Outsourcing Solutions Inc.          Term B      6/10/06   2,727,225
-----------------------------------------------------------------------------
                                                                     3,474,311
-----------------------------------------------------------------------------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             13

 Schedule of Investments (unaudited) (continued)       March 31, 2002


   FACE                                        LOAN   STATED
  AMOUNT                SECURITY               TYPE  MATURITY    VALUE*
--------------------------------------------------------------------------
Paper -- 0.4%
$  992,500 Norske Skog Canada Finance Ltd.    Term B  8/14/07 $  1,003,666
--------------------------------------------------------------------------
Pharmaceuticals -- 0.6%
 1,337,500 Alpharma Corp.                     Term B  10/5/08    1,287,344
--------------------------------------------------------------------------
Railroads -- 1.4%
 1,980,000 Kansas City Southern Railway Co.   Term B 12/29/06    1,992,221
   854,994 RailAmerica, Inc.                  Term B 12/31/06      858,734
   284,449 RailAmerica, Inc.                  Term C 12/31/06      286,582
--------------------------------------------------------------------------
                                                                 3,137,537
--------------------------------------------------------------------------
Refining -- 0.4%
   992,500 Dresser Inc.                       Term B  4/10/09    1,000,564
--------------------------------------------------------------------------
Technology -- 2.0%
 2,462,500 Suez Acquisition Co.               Term B 11/22/06    2,474,812
 2,259,798 Trend Technologies, Inc.           Term B   3/9/07    2,022,519
--------------------------------------------------------------------------
                                                                 4,497,331
--------------------------------------------------------------------------
Telecommunications -- 9.7%
   845,891 American Cellular Corp.            Term B  3/31/08      766,377
   966,732 American Cellular Corp.            Term C  3/31/09      875,860
 1,000,000 CBD Media Inc.                     Term B   3/8/09    1,009,583
 2,863,298 Centennial Cellular Operating Co.  Term B   5/1/07    2,207,723
 2,863,010 Centennial Cellular Operating Co.  Term C 11/30/07    2,207,501
 1,000,000 Crown Castle Operating Co.         Term B  3/31/08      983,750
 1,007,617 Dobson Operating Co.               Term B   1/7/08      973,107
   992,268 Fairpoint Communications           Term C  3/30/07      971,182
 3,750,000 Nextel Finance Co.                 Term B  6/30/08    3,180,626
 3,750,000 Nextel Finance Co.                 Term C 12/31/08    3,180,626
 1,996,031 Rural Cellular Corp.               Term B  10/3/08    1,821,794
 1,996,031 Rural Cellular Corp.               Term C   4/3/09    1,821,794
 2,000,000 Western Wireless Corp.             Term B  9/30/08    1,770,000
--------------------------------------------------------------------------
                                                                21,769,923
--------------------------------------------------------------------------
Tobacco -- 0.3%
   705,057 Commonwealth Brands, Inc.          Term B 12/31/04      706,819
--------------------------------------------------------------------------
Transportation Services -- 1.6%
           Evergreen International Aviation,
 1,079,440  Inc.                              Term B  4/28/04      995,784
 2,500,000 TravelCenters of America, Inc.     Term B 11/14/08    2,518,750
--------------------------------------------------------------------------
                                                                 3,514,534
--------------------------------------------------------------------------
           TOTAL SENIOR COLLATERALIZED
           LOANS (Cost -- $191,791,058)                         184,186,25
--------------------------------------------------------------------------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
                                        2002 Semi-Annual Report to Shareholders
14

 Schedule of Investments (unaudited) (continued)       March 31, 2002


   FACE
  AMOUNT                            SECURITY                              VALUE
-----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 17.9%
Commercial Paper -- 17.9%
$8,000,000 American Electric Power Co. Inc., 2.450% due 4/1/02         $  7,998,367
 6,500,000 American Honda Finance Corp., 1.800% due 4/22/02               6,492,200
 6,690,000 DaimlerChrysler NA Corp., 2.250% due 4/4/02                    6,687,491
 6,500,000 Falcon Asset Securitization Co., 1.810% due 4/18/02            6,493,464
 5,000,000 Parker-Hannifin Corp., 1.800% due 4/9/02                       4,997,250
 6,500,000 Potomac Electric Power Co., 1.890% due 4/3/02                  6,498,294
 1,000,000 Wheels Inc., 2.050% due 4/1/02                                   999,829
-----------------------------------------------------------------------------------
           TOTAL SHORT-TERM INVESTMENTS (Cost -- $40,166,895)            40,166,895
-----------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100% (Cost -- $231,957,953**)          $224,353,149
-----------------------------------------------------------------------------------

* Market value is determined using current market prices which are supplied weekly by an independent third party pricing service.
** Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  ------------------------------------
    2nd Lien     -- Subordinate Loan to 1st Lien
    IRN          -- Increasing Rate Note
    Multi-Draw   -- Multi-Draw Term Loan
    Term         -- Term Loan
    Term A       -- Term Loan A
    Term B       -- Term Loan B
    Term C       -- Term Loan C
    Term D       -- Term Loan D
    Term E       -- Term Loan E

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             15

 Statement of Assets and Liabilities (unaudited)       March 31, 2002



ASSETS:
  Investments, at value (Cost -- $191,791,058)                         $184,186,254
  Short-term investments, at value (Cost -- $40,166,895)                 40,166,895
  Dividends and interest receivable                                       1,183,566
---------------------------------------------------------------------  ------------
  Total Assets                                                          225,536,715
---------------------------------------------------------------------  ------------
LIABILITIES:
  Payable to bank                                                         1,930,444
  Payable for Auction Rate Cumulative Preferred Shares offering costs       244,819
  Dividends payable                                                         188,553
  Management fee payable                                                    165,987
  Interest payable                                                            4,482
  Accrued expenses                                                            7,322
---------------------------------------------------------------------  ------------
  Total Liabilities                                                       2,541,607
---------------------------------------------------------------------  ------------
Total Net Assets                                                       $222,995,108
---------------------------------------------------------------------  ------------
NET ASSETS:
  Par value of capital shares                                          $      9,782
  Capital paid in excess of par value                                   145,083,964
  Auction Rate Cumulative Preferred Shares                               85,000,000
  Undistributed net investment income                                       830,997
  Accumulated net realized loss from security transactions                 (324,831)
  Net unrealized depreciation of investments                             (7,604,804)
---------------------------------------------------------------------  ------------
Total Net Assets                                                       $222,995,108
---------------------------------------------------------------------  ------------

                                                      Per Share
   NET ASSET VALUE, COMPRISED OF:                     ----------
     Auction Rate Cumulative Preferred Shares
      redemption value -- Series A                    $25,000.00 $ 42,500,000
     Undeclared dividends on Auction Rate Cumulative
      Preferred Shares -- Series A                         18.75       31,875
   -------------------------------------------------  ---------- ------------
     Total Allocated to Auction Rate Cumulative
      Preferred Shares -- Series A                     25,018.75   42,531,875
   -------------------------------------------------  ---------- ------------
     Auction Rate Cumulative Preferred Shares
      redemption value -- Series B                     25,000.00   42,500,000
     Undeclared dividends on Auction Rate Cumulative
      Preferred Shares -- Series B                         18.75       31,875
   -------------------------------------------------  ---------- ------------
     Total Allocated to Auction Rate Cumulative
      Preferred Shares -- Series B                    $25,018.75   42,531,875
   -------------------------------------------------  ---------- ------------
   Total Allocated to Preferred Shares                             85,063,750
   -------------------------------------------------  ---------- ------------
   Common Stock (9,781,667 shares outstanding)            $14.10  137,931,358
   -------------------------------------------------  ---------- ------------
   Total Net Assets                                              $222,995,108
   -------------------------------------------------  ---------- ------------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
                                        2002 Semi-Annual Report to Shareholders
16

 Statement of Operations (unaudited)

For the Six Months Ended March 31, 2002

INVESTMENT INCOME:
  Interest                                                                     $ 6,212,455
  Less: Interest expense                                                          (759,192)
-----------------------------------------------------------------------------  -----------
  Total Investment Income                                                        5,453,263
-----------------------------------------------------------------------------  -----------
EXPENSES:
  Management fee (Note 2)                                                        1,034,183
  Audit and legal                                                                   47,084
  Shareholder communications                                                        42,866
  Shareholder and system servicing fees                                             37,911
  Directors' fees                                                                   29,385
  Registration fees                                                                 11,457
  Custody                                                                            3,548
  Other                                                                             45,944
-----------------------------------------------------------------------------  -----------
  Total Expenses                                                                 1,252,378
-----------------------------------------------------------------------------  -----------
Net Investment Income                                                            4,200,885
-----------------------------------------------------------------------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions (excluding short-term securities):
   Proceeds from sales                                                          31,274,916
   Cost of securities sold                                                      31,323,119
-----------------------------------------------------------------------------  -----------
  Net Realized Loss                                                                (48,203)
-----------------------------------------------------------------------------  -----------
  Change in Net Unrealized Depreciation of Investments:
   Beginning of period                                                          (8,209,257)
   End of period                                                                (7,604,804)
-----------------------------------------------------------------------------  -----------
  Decrease in Net Unrealized Depreciation                                          604,453
-----------------------------------------------------------------------------  -----------
Net Gain on Investments                                                            556,250
-----------------------------------------------------------------------------  -----------
Increase in Net Assets From Operations                                         $ 4,757,135
-----------------------------------------------------------------------------  -----------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             17

 Statements of Changes in Net Assets

For the Six Months Ended March 31, 2002 (unaudited) and the Year Ended September 30, 2001

                                                                     2002          2001
--------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                          $  4,200,885  $ 11,903,373
  Net realized loss                                                   (48,203)     (276,628)
  (Increase) decrease in net unrealized depreciation                  604,453    (8,779,404)
-------------------------------------------------------------------------------------------
  Increase in Net Assets from Operations                            4,757,135     2,847,341
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                            (4,020,265)  (12,370,409)
  Net realized gains                                                       --      (218,597)
-------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders        (4,020,265)  (12,589,006)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Proceeds from sale of shares (net of underwriting commissions
   and expenses of $285,600)                                       83,864,400            --
-------------------------------------------------------------------------------------------
  Increase in Net Assets from Fund Share Transactions              83,864,400            --
-------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                  84,601,270    (9,741,665)
NET ASSETS:
  Beginning of period                                             138,393,838   148,135,503
-------------------------------------------------------------------------------------------
  End of period*                                                 $222,995,108  $138,393,838
-------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                   $830,997      $650,377
-------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
                                        2002 Semi-Annual Report to Shareholders
18

 Statement of Cash Flows (unaudited)

For the Six Months Ended March 31, 2002

CASH FLOWS USED BY OPERATING AND INVESTING ACTIVITIES:
 Interest and dividends received                                   $  6,207,336
 Operating expenses paid                                             (1,135,485)
 Interest paid on bank loans                                           (782,477)
 Net short-term purchases                                           (39,477,032)
 Purchases of portfolio securities                                  (16,673,896)
 Proceeds from disposition of long-term securities                   31,274,916
-------------------------------------------------------------------------------
 Net Cash Flows Used By Operating and Investing Activities          (20,586,638)
-------------------------------------------------------------------------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
 Redemption of Bank Loan                                            (61,700,000)
 Issuance of Auction Rate Cumulative Preferred Shares                85,000,000
 Issuance expenses related to Auction Rate Cumulative Preferred
   Shares                                                            (1,135,600)
 Cash dividends paid on Common Stock                                 (4,081,233)
-------------------------------------------------------------------------------
 Net Cash Flows Provided By Financing Activities                     18,083,167
-------------------------------------------------------------------------------
NET DECREASE IN CASH                                                 (2,503,471)
Cash, Beginning of period                                               573,027
-------------------------------------------------------------------------------
Payable to Bank, End of period                                     $ (1,930,444)
-------------------------------------------------------------------------------
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET
CASH FLOWS USED BY  OPERATING AND INVESTING ACTIVITIES:
 Increase in Net Assets From Operations                            $  4,757,135
-------------------------------------------------------------------------------
 Amortization of discount on securities                                  47,356
 Increase in investments, at value                                  (25,479,618)
 Decrease in interest payable for money borrowed                        (23,285)
 Increase in dividends and interest receivable                           (5,119)
 Increase in accrued expenses                                           116,893
-------------------------------------------------------------------------------
 Total Adjustments                                                  (25,343,773)
-------------------------------------------------------------------------------
Net Cash Flows Used By Operating and Investing Activities          $(20,586,638)
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             19

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The Travelers Corporate Loan Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities, excluding senior collateralized loans, for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment loss amounting to $49,775 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (j) collateralized senior loans will be valued at readily ascertainable market values and in the absence of these market values the loans are valued at fair value. Fair value is determined in accordance with guidelines established by the Fund's Board of Directors. In valuing a loan, Smith Barney Fund Management LLC ("SBFM"), the Fund's investment advisor, with the assistance of the Travelers Asset Management International Company LLC ("TAMIC"), the sub-advisor, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (3) recent market prices for similar loans, if any; and (4) recent prices in the market for

-------------------------------------------------------------------------------
                                        2002 Semi-Annual Report to Shareholders
20
instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions; SBFM may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. However, because the secondary market has not yet fully developed, SBFM will not rely solely on such prices or quotations.

Facility fees and upfront fees, incurred by the Fund on loan agreements, are amortized over the term of the loan.

2. Management Agreement and Transactions with Affiliated Persons

SBFM, a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser for the Fund. The Fund pays SBFM a management fee for its investment advisory and administration services calculated at an annual rate of 1.05% of the average daily assets. This fee is calculated daily and paid monthly.

SBFM has entered into a sub-investment advisory agreement with TAMIC, another wholly-owned indirect subsidiary of Citigroup. Pursuant to a sub-advisory agreement, TAMIC is responsible for certain investment decisions related to the Fund. SBFM pays TAMIC a fee of 0.50% of the value of the Fund's average daily assets for the services TAMIC provides as sub-adviser. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended March 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-----------------------------------------------------------------------
Purchases                                                   $16,782,843
-----------------------------------------------------------------------
Sales                                                        31,274,916
-----------------------------------------------------------------------

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             21

At March 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------------------
Gross unrealized appreciation                                       $ 1,352,614
Gross unrealized depreciation                                        (8,957,418)
-------------------------------------------------------------------------------
Net unrealized depreciation                                         $(7,604,804)
-------------------------------------------------------------------------------

4. Commitments

The Fund has entered into a 364 day revolving credit agreement and a three year revolving credit agreement to borrow up to an aggregate of $73.5 million from a syndicate of major financial institutions. The 364 day revolving credit agreement was renewed on January 30, 2001. The 364 day revolving credit agreement matures on January 29, 2002 and the three year revolving credit agreement matures on February 1, 2002. Borrowing rates under both of these agreements are based on a fixed spread over LIBOR or the Prime Rate. The Fund pays a facility fee quarterly at 0.10% and 0.15% per annum for the 364 day and three year revolving credit agreements, respectively. For the six months ended March 31, 2002, interest expense related to a bank loan totaled $701,694. The average dollar amount of the borrowing was $59,057,415 and the average interest rate was 2.35%.

These agreements were not renewed, however, they were given an extension period of two months. On March 14, 2002, the Fund's $73,500,000 line of credit was extinguished and interest on the bank loan ceased to accrue.

5. Auction Rate Cumulative Preferred Shares

On March 14, 2002, the Fund issued 1,700 shares of Series A and 1,700 shares of Series B, respectively, of Auction Rate Cumulative Preferred Shares ("ARCPS"). The underwriting discount of $850,000 and offering expenses of $285,600 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The ARCPS' dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rate was 1.8% for the six months ended
March 31, 2002.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ARCPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

-------------------------------------------------------------------------------
                                        2002 Semi-Annual Report to Shareholders
22

Salomon Smith Barney Inc., another subsidiary of Citigroup also currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction.

6. Offering Costs

Offering costs of $607,394 were incurred at the inception of the Fund. Of this amount, $382,394 was paid by SBFM. The balance of $225,000 was paid by the Fund.

7. Capital Shares

At March 31, 2002, the Fund had 150,000,000 shares of capital stock authorized, ("Common Stock") with a par value of $0.001 per share.

8. Capital Loss Carryforward

At September 30, 2001, the Fund had, for Federal income tax purposes, approximately $44,000 of unused capital loss carryforwards available to offset future capital gains through September 30, 2009. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             23

 Financial Highlights


For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

                                               2002/(1)/       2001      2000   1999/(2)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $14.15      $15.14     $15.19    $15.00
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.43        1.22       1.40      0.97
  Net realized and unrealized gain (loss)        0.05       (0.93)      0.02      0.09
----------------------------------------------------------------------------------------
Total Income From Operations                     0.48        0.29       1.42      1.06
----------------------------------------------------------------------------------------
Offering Costs on Issuance of Common Stock         --          --         --     (0.02)
----------------------------------------------------------------------------------------
Underwriting commission and expenses of
 issuance of Auction Rate Cumulative
 Preferred Shares                               (0.12)         --         --        --
----------------------------------------------------------------------------------------
Less Distributions To:
  Common Stock Shareholders From Net
   Investment Income                            (0.41)      (1.26)     (1.44)    (0.85)
  Change in undeclared dividends on Auction
   Rate Cumulative Preferred Shares:
    Series A                                    (0.00)*        --         --        --
    Series B                                    (0.00)*        --         --        --
  Net realized gains                               --       (0.02)     (0.03)       --
----------------------------------------------------------------------------------------
Total Distributions                             (0.41)      (1.28)     (1.47)    (0.85)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $14.10      $14.15     $15.14    $15.19
----------------------------------------------------------------------------------------
Total Return, Based on Market Value              5.16%++    (4.33)%    13.35%     1.68%++
----------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value           2.87%++     2.44%     10.55%     7.45%++
----------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $222,995    $138,394   $148,136  $148,548
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                          5.84%+      8.31%      9.20%     7.48%+
  Interest expense                               1.06+       2.75       3.04      1.68+
  Organization expense                             --          --         --      0.24+
  Operating expenses                             1.74+       1.82       1.70      1.63+
  Total expenses                                 2.80+       4.57       4.74      3.55+
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                             9%         23%        59%       53%
----------------------------------------------------------------------------------------
Market Value, End of Period                    $13.06      $12.82   $14.6875   $14.375
----------------------------------------------------------------------------------------

(1) For the six months ended March 31, 2002 (unaudited).
(2) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
                                        2002 Semi-Annual Report to Shareholders
24

 Other Financial Information (unaudited)


The table below sets out information with respect to Auction Rate Cumulative Preferred Shares:

                                                                      2002/(1)/
-------------------------------------------------------------------------------
Auction Rate Cumulative Preferred Shares/(2)/:
 Total Amount Outstanding (000s)                                      $85,000
 Asset Coverage Per Share                                              65,568
 Involuntary Liquidating Preference Per Share                          25,000
 Average Market Value Per Share/(3)/                                   25,000
------------------------------------------------------------------------------

(1) As of March 31, 2002.
(2) On March 14, 2002, the Fund issued 3,400 shares of Auction Rate Cumulative Preferred Shares at $25,000 a share.
(3) Excludes accrued interest or accumulated undeclared dividends.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             25

 Dividend Reinvestment Plan (unaudited)


Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by PFPC Global Fund Services ("Plan Agent"), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by PFPC Global Fund Services, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund's shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the

-------------------------------------------------------------------------------
                                        2002 Semi-Annual Report to Shareholders
26

Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             27

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors' prior written consent, on at least 30 days' prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

-------------------------------------------------------------------------------
                                        2002 Semi-Annual Report to Shareholders
28

Directors
Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
Paul Hardin
William R. Hutchinson
Heath B. McLendon, Chairman
George M. Pavia

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Glenn N. Marchak
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

            [LOGO]

             TLI
            Listed
             NYSE
THE NEW YORK STOCK EXCHANGE

Investment Adviser
Smith Barney Fund Management LLC

Sub-Investment Adviser
Travelers Asset Management International Company LLC

Custodian
PFPC Trust Company

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030



This report is intended only for shareholders of Travelers Corporate Loan Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.



Travelers Corporate
Loan Fund Inc.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD01642 5/02